                                                                    Exhibit 10.1
                                                                    ------------

                        CORNUCOPIA NATURAL FOODS, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN



                                Effective as of

                               November 1, 1988

                        CORNUCOPIA NATURAL FOODS, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN

                                     INDEX

ARTICLE       Title                                                     Page No.
- -------       -----                                                     --------

ARTICLE 1     Name of Plan............................................      1

ARTICLE 2     Definitions.............................................      2

ARTICLE 3     Eligibility For Participation...........................     10

ARTICLE 4     Contributions...........................................     11

ARTICLE 5     Allocation of Contributions.............................     12

ARTICLE 6     Vesting.................................................     16

ARTICLE 7     Distribution and Payment Requirements...................     19

ARTICLE 8     Death Benefits..........................................     25

ARTICLE 9     Voting Rights...........................................     28

ARTICLE 10    Administration..........................................     29

ARTICLE 11    Amendment and Termination...............................     34

ARTICLE 12    Successor and Merger or Consolidation Plans.............     36

ARTICLE 13    Funding Agent...........................................     38

ARTICLE 14    Limitations on Contributions and Allocations............     41

ARTICLE 15    Top-Heavy Plan Provisions...............................     49

ARTICLE 16    Miscellaneous...........................................     58

ARTICLE 17    Diversification of Investments..........................     64

                                      (i)

                                   ARTICLE 1

                                  NAME OF PLAN
                                  ------------


     1.01 The name of this Employee Stock Ownership Plan, as amended from time to time, shall be the Cornucopia Natural Foods, Inc., Employee Stock Ownership Plan (hereinafter the "Plan").

                                   ARTICLE 2

                                  DEFINITIONS
                                  -----------


     The following words and phrases as used herein shall, when expressed with initial capitals, have the meaning specified below unless a different meaning is plainly required by the context:

     Section 2.01  Accounts.  A Participant's Investment Account and Stock
                   --------
Account.

     Section 2.02  Beneficiary.  Any person or persons designated by the
                   -----------
Participant, or otherwise entitled, to receive any benefit hereunder not received by the Participant.

     Section 2.03  Board.  The Board of Directors of the Employer.
                   -----

     Section 2.04  Break in Service.  A Break in Service is a Plan Year in which
                   ----------------
an Employee has completed 500 or fewer Hours of Service.

     Section 2.05  Code.  The Internal Revenue Code of 1986, as amended.
                   ----

     Section 2.06   Compensation.  An Employee's earnings for the Plan Year
                    ------------
which are subject to tax under Section 3101(a) of the Code without the dollar limitations of Section 3121(a). Compensation shall not be reduced by amounts which are electively deferred through a salary reduction agreement to any other cash or deferred plan under

Section 401(k) of the Code. Compensation does not include any income imputed to the Employee by reason of his use of employer owned or furnished property; payments made in lieu of vacation or other time off; reimbursements, including tax reimbursements, for moving expenses; or income due to employer paid life insurance in excess of nontaxable limits.

     For Plan Years beginning after December 31, 1988, Compensation in excess of $200,000 shall be disregarded except that such amount shall be adjusted by the Adjustment Factor at the same time and in such manner as permitted under Code
Section 415(d).

     Section 2.07   Disability.  A condition which the Employer in its sole
                    ----------
discretion determines has incapacitated the Participant from satisfactorily performing his usual services for the Employer during the foreseeable future.

     Section 2.08  Effective Date.  November 1, 1988.
                   --------------

     Section 2.09  Employee.  Any person employed by the Employer.
                   --------

     Section 2.10   Employer.  Cornucopia Natural Foods, Inc., or any person,
                    --------
firm or corporation into which it may be merged or consolidated or by which it may be succeeded and which may adopt this Plan.

     Section 2.11  Entry Date.  The first day of each May and November.
                   ----------

     Section 2.12   Fund.  The contributions deposited with and held by the
                    ----
Funding Agent pursuant to the Plan and any property into which the same or any part thereof may, from time to time, be converted and any increment thereto and income thereon.

     Section 2.13   Funding Agent.  The trustee, insurance company or other
                    -------------
person or any combination of the foregoing which is maintaining custody of the funds which arise from contributions made pursuant to the Plan and from which benefits shall be paid, or any successor to any of such persons.

     Section 2.14  Funding Agreement.  The agreement of trust and/or group
                   -----------------
annuity contract pursuant to which the Funding Agent maintains custody of the Fund.

     Section 2.15  Hour of Service.  The sum of the following:
                   ---------------

          (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer, for the performance of duties, each such hour to be credited to the period in which the duties are performed;

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer or Affiliated Employer, on account of a period of time during which no duties are performed (whether or not such person is an Employee on the date of payment) due to vacation, holiday, illness, incapacity, short-term disability, layoff, jury duty, military duty, or leave of absence. Such hours shall be credited pursuant to Section 2530.200 b-2 of the Department of Labor Regulations which are incorporated herein by reference;

          (c) Each hour for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer, such hours to be credited to the period or periods to which the award or agreement for back pay pertains.

          (d) Solely for purposes of determining whether a Break in Service has occurred in a Plan Year, an individual who is absent from employment for a Maternity or Paternity Leave shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which Hours of Service cannot be determined, 8 Hours of Service per day of such absence. The Hours of Service credited under this paragraph shall be credited for one Plan Year only, which shall be (i) the Plan Year in which the absence begins if such crediting is necessary to prevent a Break in Service in such Plan Year, or (ii) in all other cases, in the following Plan Year.

     No more than 501 Hours of Service shall be credited under subsection (b) for any single continuous period (whether or not such period occurs in a single computation period). The same Hours of Service shall not be credited under both subsection (a) or subsection (b), as the case may be, and under subsection (c).

     Section 2.16  Investment Manager.  Any person, persons, firm or corporation
                   ------------------
appointed by the Employer to manage any assets of the Plan.

     Section 2.17  Limitation on Allocations.  Certain definitions relating to
                   -------------------------
the limitation on allocations required by section 415 of the Code are contained in Article 14 of this Plan.

     Section 2.18    Maternity or Paternity Leave.  An absence from work (a) by
                     ----------------------------
reason of the pregnancy of the Employee, (b) by reason of the birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     Section 2.19.  Normal Retirement Date.  The first day of the month
                    ----------------------
following the date on which the Participant has reached the age of 65 and has five (5) Years of Vesting Service.

     Section 2.20  Participant.  Any Covered Employee who has qualified under
                   -----------
the Plan as provided in Article 3, and has not ceased to be a Participant.

     Section 2.21  Plan.  Cornucopia Natural Foods, Inc. Employee Stock
                   ----
Ownership Plan.

     Section 2.22  Plan Administrator.  The Employer as provided in Article 10.
                   ------------------

     Section 2.23    Plan Representative.  Any named fiduciary, any member of
                     -------------------
any committee, or any Employee of the Employer who has been assigned responsibility for working with Participants and their spouses in the choice of Plan distributions.

     Section 2.24  Plan Year.  The twelve month period beginning November 1 and
                   ---------
ending October 31.

     Section 2.25  Qualified Domestic Relations Order.  A domestic relations
                   ----------------------------------
order defined as such in section 414(p) of the Code.

     Section 2.26   Qualified Election Period.  The five Plan Year Period
                    -------------------------
beginning with the later of (i) the Plan Year after the Plan Year in which the Participant attains age 55; or, (ii) the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant.

     Section 2.27  Qualified Participant.  A Participant who has attained age 55
                   ---------------------
and who has completed at least 10 Years of Vesting Service in the Plan.

     Section 2.28   Shares.  Shares of common stock of the Employer which are
                    ------
"qualifying employer securities" within the meaning of sections 409(l) and 4975(e)(8) of the Code, or any successor sections.

     Section 2.29   Spouse or Surviving Spouse.  The Spouse or Surviving Spouse
                    --------------------------
of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in section 414(p) of the Code.

     Section 2.30  Stock Account.  A Participant's interest in the Shares held
                   -------------
by the Plan.

     Section 2.31  Stock Obligation.  Indebtedness arising from any extension of
                   ----------------
credit to the Plan or the Trust obtained for the purpose of buying Shares.

     Section 2.32  Top-Heaviness.  Certain definitions relating to top-heaviness
                   -------------
are contained in Article 15 of this Plan.

     Section 2.33  Unallocated Stock Account.  The account maintained pursuant
                   -------------------------
to Section 5.02 of the Plan.

     Section 2.34  Valuation Date.  October 31 of each Plan Year.
                   --------------

     Section 2.35   Year of Eligibility Service.  An annual period during which
                    ---------------------------
an Employee has 1,000 or more Hours of Service with the Employer, beginning on the date the Employee first performs an Hour of Service. Subsequent annual periods are Plan Years.

     Section 2.36  Year of Vesting Service.  A Plan Year during which an
                   -----------------------
Employee has 1,000 or more Hours of Service with the Employer.

                                   ARTICLE 3

                         ELIGIBILITY FOR PARTICIPATION
                         -----------------------------


     Section 3.01  Eligibility for Participation.  An Employee shall become a
                   -----------------------------
Participant on the Entry Date coinciding with or next following the date on which he has (i) completed one (1) Year of Eligibility Service and (ii) attained age 21. Each Participant who has been a Participant, but has incurred a Break in Service due to termination of employment, shall again become a Participant in the Plan on the first day of the month in which he first performed an Hour of Service upon becoming re-employed. Notwithstanding the foregoing, no Employee shall be a Participant in the Plan during any period in which he is covered by a collective bargaining agreement entered into with the Employer if such agreement does not provide for participation of such person in the Plan.

     Section 3.02  Termination of Participation.  A Participant shall cease to
                   ----------------------------
be a Participant upon his ceasing to be a Covered Employee.

                                   ARTICLE 4

                                 CONTRIBUTIONS
                                 -------------


     Section 4.01    Contributions.  Subject to the limitations imposed by
                     -------------
Article 14, the Employer shall contribute to the Trust Fund for each Plan Year, within the time prescribed by law for filing of the income tax return for the Employer's fiscal year, including any extensions thereof, in cash or Shares as determined by the Board, such amount as shall be determined by the Board; provided, however, that the Employer intends to contribute to the Trust Fund hereunder amounts sufficient to pay, as they become due, all currently maturing obligations under any Stock Obligation. Employer Contributions for a Plan Year shall first be applied against Stock Obligations for that Plan Year unless the Employer directs otherwise.

                                   ARTICLE 5

                          ALLOCATION OF CONTRIBUTIONS
                          ---------------------------


     Section 5.01   Allocations of Contributions.  Subject to the limitations of
                    ----------------------------
Article 14, as of the last day of a Plan Year, the sum of (a) the Shares released from the Unallocated Stock Account for that Plan Year pursuant to
Section 5.02, plus (b) any Employer contributions under Section 4.01 for that Plan Year not applied against Stock Obligations, shall be allocated among the Stock and Investment Accounts of the Participants as follows:

          (1) All of the Shares included in such sum shall be allocated among the Participants' Stock Accounts on the basis of the percentage that each Participant's Compensation during that portion of the Plan Year in which he was a Participant is to the total aggregate Compensation of all Participants for that portion of the Plan Year in which they were Participants; and

          (2) The amounts other than Shares included in such sums shall be allocated among the Participants' Investment Accounts on the basis of the percentage that each Participant's Compensation during that portion of the Plan Year in which he was a Participant is to the total aggregate Compensation of all Participants for that portion of the Plan Year in which they were Participants.

          Notwithstanding the foregoing, no allocation shall be made pursuant to this Section 5.01 to the Stock or Investment Account of a Participant who was not a

Participant on the last day of the Plan Year or who did not complete 1,000 or more Hours of Service in the Plan Years.

     Section 5.02    Release of Shares for Allocation.  An Unallocated Stock
                     --------------------------------
Account shall be maintained in which the Plan's holdings of Shares which have been purchased on credit, whether or not the Shares are pledged as collateral, shall be segregated until payments on the corresponding Stock Obligations permit the release of the Shares for allocation to Participants in accordance with this
Section 5.02. Any dividends with respect to such segregated Shares which are paid by the Employer in the form of additional Shares shall also be segregated in the Unallocated Stock Account and thereafter treated in the same manner as the underlying segregated Shares. In each Plan Year in which Employer contributions or earnings on contributions are applied to satisfy a portion of a Stock Obligation, a certain number of Shares held in the Unallocated Stock Account shall be released for allocation among the Participants. The number of Shares released shall bear the same ratio to the number of shares attributable to the Stock Obligation which are then in the Unallocated Stock Fund (prior to the release) as (a) the principal payments made on the Stock Obligation in the Plan Year bears to (b) the payments described in clause (a) plus the total remaining principal payments required to satisfy the Stock Obligation. For this purpose, each Stock Obligation, the Shares purchased in connection with it, and any stock dividends on such Shares, shall be considered separately.

     Section 5.03    Allocation of Dividends.  Any cash dividends received on
                     -----------------------
Shares allocated to Participants' Stock Accounts shall be allocated to their respective Investment Accounts. Any dividends in the form of additional Shares received on Shares allocated to Participants' Stock Accounts shall be allocated to the same Stock Accounts. Any cash dividends received on Shares held in the Unallocated Stock Account which are not used to satisfy Stock Obligations shall be included in the income (or loss) of the Trust for the Plan Year. Notwithstanding the foregoing, any cash dividends received on Shares which are distributed to Participants pursuant to Section 5.05 shall not be allocated to their Accounts.

     Section 5.04    Allocation of Net Income (or Loss) of the Trust.  As of the
                     -----------------------------------------------
last day of each Plan Year, the Administrator shall determine the net income (or loss) of the Trust for the Plan Year, which shall equal the increase or decrease in the fair market value of all assets held in the Trust Fund, excluding the following: (1) Shares, (2) dividends received on Shares allocated to Participants' Accounts pursuant to Section 5.3 and (3) Employer contributions for the Plan Year, since the first day of the Plan Year. Such net income (or loss) shall be allocated to each Participant's Investment Account in the ratio which the balance of his Investment Account bears to the total of the Investment Account balances for all Participants as of that date. The adjustments made pursuant to this Section 5.04 shall be made before any allocations are made pursuant to Section 5.01.

     Section 5.05    Pass-Through of Dividends.  Any cash dividends received by
                     -------------------------
the Trust on Shares allocated to Participants' Accounts shall be paid in cash to such Participants, rather than being allocated to Participants' Accounts pursuant to Section 5.03, not later than 90 days after the close of the Plan Year in which such dividends are paid, if the Board so directs the Trustee.

     Section 5.06    Allocation of Forfeitures.  As of the end of each Plan
                     -------------------------
Year, the Administrator shall determine the value of forfeitures, pursuant to
Section 6.03 hereof, during the Plan Year then ending. The Administrator shall use such forfeitures to reduce future Employer contributions.

                                   ARTICLE 6

                                    VESTING
                                    -------


     Section 6.01    Vesting Schedule.  A Participant shall have a vested right
                     ----------------
to the balance of his Investment and Stock Accounts as follows:


Years of Vesting Service                            Non-forfeitable Percentage
- ------------------------                            --------------------------
Less than 5                                                       0%

5 or more                                                        100%

     Notwithstanding the foregoing, a Participant shall have a vested right to the balance of his Investment and Stock Accounts upon attaining his Normal Retirement Date or in the event of his death or Disability.

     Section 6.02   Years of Vesting Service - Computation. For the purposes of
                    --------------------------------------
Section 6.01, Years of Vesting Service shall include all Years of Vesting Service as an Employee subject to the following Break in Service rules:

          (a) If a Participant shall have a Break in Service, Years of Vesting Service prior to the Break in Service shall not be taken into account until the Participant has completed one Year of Vesting Service after the Break in Service.

          (b) If a Participant shall have five or more consecutive Breaks in Service, Years of Vesting Service prior thereto shall be taken into account only if either (a) the Participant was vested in his Accounts in the first Plan Year in which a Break in Service occurs, or (b) the number of consecutive Breaks in Service is less than the number of

Years of Vesting Service completed prior to the first Plan Year in which a Break in Service occurs.

          (c) If a Participant shall have five or more consecutive Breaks in Service, Years of Vesting Service completed thereafter shall be disregarded in computing the percentage of the Account vested prior thereto. Such Participant's Year of Vesting Service completed prior to the first Plan Year in which a Break in Service occurs shall be counted in determining the vested percentage of the Accounts derived from Employer contributions made after such five or more consecutive Breaks in Service only if either (a) the Participant was vested in his Accounts in the first Plan Year in which a Break in Service occurs, or (b) upon returning to service, his number of consecutive Breaks in Service is less than his number of Years of Vesting Service. Separate sub-portions will be maintained in the Participant's Accounts for the part of the Participant's Accounts derived from Employer contributions made with respect to Plan Years prior to the first Plan Year in which a Break in Service occurs, and for that part derived from Employer contributions made thereafter with both parts to share in the earnings and losses of the Fund.

     Section 6.03  Occurrence of Forfeitures.  A forfeiture of a Participant's
                   -------------------------
non-vested interest shall occur at the end of Plan Year during which a Participant shall have incurred five consecutive Breaks in Service.

     Section 6.04  Application of Forfeitures.  Forfeitures shall be used to
                   --------------------------
reduce future Employer Contributions.

                                   ARTICLE 7

                     DISTRIBUTION AND PAYMENT REQUIREMENTS
                     -------------------------------------


     Section 7.01 Benefits. A Participant whose employment with the Employer terminates for any reason shall be entitled to receive the vested portion of his Accounts as further set forth in this Article 7:

     Section 7.02  Commencement of Payment of Benefits.

          (a) Allocated Shares in Stock Account.  The payment of benefits from
              ---------------------------------
the Participant's Stock Account shall commence not later than one year after the close of the Plan Year in which a Participant terminates employment with the Employer for any reason and shall be paid in a form pursuant to Section 7.04.

          (b) Participant Consent.  No distributions to a Participant shall be
              -------------------
made prior to the Participant's Normal Retirement Date if the Participant's vested portion of his Accounts exceeds $3,500 (or such larger amount as may be permitted by law or regulation) unless the Participant consents to the distribution, except that distributions of dividends to a Participant pursuant to section 404(k) of the Code may be made without the Participant's consent.

     Section 7.03  Latest Date for Commencement of Distribution. The vested
                   --------------------------------------------
portion of the Accounts of a Participant determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70 1/2 must be distributed, or commence to be distributed, no later than the first day of April following the calendar year in which such individual attain age 70 1/2.

     Section 7.04  Form of Payment.  The vested portion of the Accounts of a
                   ---------------
Participant shall be paid as follows:

          (a) Unless a Participant elects (b) or (c) below, a Participant shall receive his benefits in substantially equal annual payments to be made over a period of 5 years. The amount paid for the Shares in his Accounts shall be determined pursuant to Section 7.08 as of the Valuation Date preceding each annual payment.

          (b) A Participant may elect on a form to be provided to the Participant at the time of the Participant's separation from service to receive payment of his benefits in one lump sum amount to be made at the end of the 5 year period set forth in (a) above, in which the fair market value of the Shares in the Participant's Account is determined as of the Valuation Date preceding said payment.

          (c) A Participant may elect on a form to be provided to the Participant at the time of the Participant's separation from service to have the Shares in his Account repurchased by Employer at the fair market value determined as of the preceding Valuation Date. The proceeds from the sale of the Shares will be invested by the Trustees in a segregated account solely for the benefit of the Participant. The Trustees shall choose investments which maximize safety of principal. Payments from the segregated account to the Participant shall be made in accordance with the methods set forth in (a) or (b) above as elected by the Participant.

          (d) The vested portion of the Accounts of a Participant may be distributed in cash or Shares, at the election of the Participant, except as provided in (e) below and Section 7.05.

          (e) If the charter or bylaws of the Employer restrict the ownership of substantially all outstanding Shares to Employees or to a trust described in Code section 401(a), then the vested portion of the Accounts of a Participant who is no longer an Employee shall be paid in cash to the Participant.

     Section 7.05    Put Option.
                     ----------

          (a) In the event that Shares which were acquired with the proceeds of a Stock Obligation are distributed pursuant to this Article 7, such Shares shall be subject to a put option, if, when distributed, such Shares are (i) not listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act ("Publicly Traded") or (ii) subject to a restriction ("Trading Restriction") under any Federal or state securities law or any regulation thereunder or under an agreement which makes such Shares not as freely tradable as Shares not subject to such restriction. The put option shall comply with the requirements of section 409(h) of the Code.

          (b) The put option shall be exercisable by the distributee of the Shares.

          (c) The put option shall permit the Shares to be put to the Employer at their fair market value as determined pursuant to Section 7.08.

          (d) The put option shall be exercisable at any time during the sixty
(60) day period commencing on the date of distribution of the Shares. If the distributee does not exercise the put option within such sixty (60) day period, the option will temporarily lapse. After the close of the Employer's taxable year in which such temporary lapse occurs and following a determination of the fair market value of the Shares as of the end of that taxable year, the Employer shall notify each distributee who did not exercise the initial put option in the preceding year of the fair market value of the Shares. Each such distributee shall then have the right to exercise the put option at any time during the sixty (60) day period following such notice. If the distributee does not exercise this put option, the Shares will cease to be subject to any put option.

          (e) If the distribution of Shares to the Participant is a total distribution of the balance in his Accounts, payments determined under Section
7.08 pursuant to the exercise of the put option shall be made in five substantially equal annual payments. The first installment shall be paid not later than 30 days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.

          (f) If the distribution of shares to the Participant is not a total distribution pursuant to (e) above, the Plan shall pay the Participant an amount equal to the fair market value of the Shares (in accordance with Section 7.08) repurchased no later than 30 days after the Participant exercises the put option.

     Section 7.06    Protections and Rights.  Except as provided in Section 7.05
                     ----------------------
or as otherwise required by law, no Shares acquired with the proceeds of a Stock Obligation may be subject to a put, call or other option, or buy-sell or similar arrangements, while held by or when distributed from the Plan.

     Section 7.07    Protections and Rights Nonterminable.  The provisions of
                     ------------------------------------
Sections 7.05 and 7.06 are nonterminable, and shall continue notwithstanding the repayment of any Stock Obligation the proceeds of which were used to acquire Shares and notwithstanding the fact that the Plan ceases to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code.

     Section 7.08    Fair Market Value.  For purposes of this Plan, the fair
                     -----------------
market value of the Shares shall be the average of closing bid and asked prices for the Shares on the date as of which the determination is made (or if such quotation occurred on that date, on the next preceding date on which there was such a quotation), as made available for publication by the National Association of Securities Dealers Automated Quotation System, or if no such prices are available, the fair market value as determined pursuant to section 401(a)(28)(C) of the Code.

     Section 7.09    Suspension of Payments.  If a Participant who terminates
                     ----------------------
his employment or incurs a One Year Break in Service subsequently again becomes a Participant while receiving payment of any benefits provided hereunder in installments, the Administrator may, in its sole discretion, suspend further payments during the period in which he is a Participant.

                                   ARTICLE 8

                                 DEATH BENEFITS
                                 --------------


     Section 8.01    Distribution Upon Death.  If a person ceases to be a
                     -----------------------
Participant by reason of his death, or if the Funding Agent holds any unpaid balance of the amount due to a former Participant at the death of such former Participant, his Account shall be distributed as provided in this Article 8. Such payment shall be made in a lump-sum as soon as reasonably practicable after notice of death (but in no event more than five years after death) and shall be in the amount determined as of the most recent Valuation Date. Notwithstanding the above, if a Participant dies after distribution of his or her Accounts has commenced, the remaining portion of such Accounts will be distributed at least as rapidly as the method of distribution being used as of the time of the Participant's death.

     Section 8.02  Surviving Spouse   Except as provided in Section 8.03 or
8.04, such Accounts shall be distributed to the Participant's Surviving Spouse. Such distribution shall be made in a lump sum.

     Section 8.03  No Surviving Spouse; Waiver.  If a Participant shall leave no
                   ---------------------------
Surviving Spouse or if the Surviving Spouse has consented to a Qualified Waiver, then the distribution shall be made to the Participant's Beneficiary. As used herein, the term "Qualified Waiver" means a waiver of the right of a Surviving Spouse to receive a distribution, which waiver must be in writing and must be consented to by the Participant's Surviving Spouse. The Surviving Spouse's consent to a Qualified Waiver must be witnessed by a Plan Representative or notary public. Notwithstanding the requirement of consent by the Surviving Spouse, if the Participant established to the satisfaction of the Employer that written consent may not be obtained because there is no Spouse, or the Spouse cannot be located, or because the Spouse has abandoned the Participant and the Participant has obtained a judicial order to that effect, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, a waiver by the Participant will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent or, in the event of a deemed Qualified Election pursuant to the preceding sentence, the Spouse designated in such deemed Qualified Election. A Participant may from time to time and at any time revoke a prior waiver without consent of the Spouse.

     Section 8.04    Beneficiaries.  A Participant or former Participant may
                     -------------
designate a Beneficiary or Beneficiaries by executing and delivering to the Employer written notice thereof in such form as may be prescribed by the Employer at any time prior to his death, and he may revoke or change the Beneficiary or Beneficiaries so designated without their consent by other written notices executed and delivered to the Employer from time to time prior to his death. If such former Participant shall have failed to make such a designation, or if no designated Beneficiaries shall survive him, then the Beneficiary shall be the Participant's legal representative, or if no legal representative is appointed within one year after the Participant's death, such of the next of kin and/or natural objects of the Participant's bounty as shall be selected by the Employer in its sole and uncontrolled discretion.

                                   ARTICLE 9

                                 VOTING RIGHTS
                                 -------------


     9.01 Voting Rights.
          -------------

          (a) For any corporate matter of the Employer which involves the voting of shares pursuant to a corporate merger, consolidation, recapitalization, reclassification, liquidation, sale of substantially all the assets of a trade or business, or such similar transaction prescribed by Treasury Regulations, the Employer shall direct the Trustee to vote all allocated Shares as directed by the Participants to whose Account such Shares have been allocated. If no directions are received from a Participant, the Participant will be deemed to have directed the Trustee to abstain from voting.

          (b) For all corporate matters not specified in (a), the Shares allocated to Participants' Accounts shall be voted by the Trustee as directed by the Employer.

          (c) For all corporate matters, all Shares which are unallocated shall be voted by the Trustee as directed by the Employer.

                                   ARTICLE 10

                                 ADMINISTRATION
                                 --------------


     Section 10.01   Named Fiduciaries.  The following shall be named
                     -----------------
fiduciaries of the Plan:

          (a)  The Employer;

          (b)  The Funding Agent;

          (c) The individuals, committees of individuals, firms or corporations, if any, to whom the Employer allocates its responsibilities in accordance with the provisions of Sections 10.02 and 10.03 of the Plan.

     Section 10.02   Responsibilities of the Employer as Plan Administrator.
                     ------------------------------------------------------
The Employer shall be the Plan Administrator of the Plan. The Employer shall have the following powers and responsibilities as Plan Administrator of the
Plan:

          (a)  to determine benefit rights;

          (b)  to instruct the Funding Agent in the disbursement of benefits;

          (c) to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan;

          (d) to employ actuaries, attorneys, accountants and such other individuals as it shall deem necessary or desirable in the administration of the Plan, and to delegate to such individual such powers and responsibilities as it shall determine, provided that such employment and delegation shall not ipso factor make such individuals fiduciaries of the Plan;

          (e) to determine, in accordance with uniform standards, any question arising in the administration, interpretation and application of the Plan, such determination to be conclusive and binding to the extent the same shall not be plainly inconsistent with the terms of the Plan or any applicable law;

          (f) to decide any disputes which may arise;

          (g) to give instructions and directions to the Funding Agent as necessary;

          (h) to designate. consistent with sound standards, the actuarial bases to be used for all actuarial calculations; and

          (i) to keep a record of all allocations and designations of fiduciary duties made in accordance with the provisions of this Article 10.

     The Employer may allocate some or all of its powers and responsibilities as Plan Administrator, as enumerated above, to such individuals, committees of individuals, firms or corporations as it shall determine, in which case such individuals, committees of individuals, firms or corporations shall be named fiduciaries. Such allocations shall be made in writing and shall name the entity to whom the allocation has been made and describe the fiduciary duties allocated by it. A copy of such allocation shall be filed with the Plan Administrator.

     Notwithstanding the foregoing, and until such time as the Board shall direct otherwise, all of the powers and responsibilities of the Employer as Plan Administrator are hereby allocated to the Vice President/Administration of the Employer and the Vice President/Administration is hereby given further power to delegate such powers and responsibilities.

     Section 10.03   Responsibilities of the Employer Other Than as Plan
                     ---------------------------------------------------
Administrator. The Employer shall have the following powers and responsibilities
- -------------
with regard to the Plan, apart from any responsibilities it shall have as Plan
Administrator:

          (a) to amend or terminate the Plan;

          (b) to determine the funding policy of the Plan;

          (c) to appoint and change the Funding Agent;

          (d) to appoint and change an Investment Manager;

          (e) to review periodically the performance of all named fiduciaries and other entities to which the Employer allocates or delegates responsibilities.

     The Employer may allocate some or all of its powers and responsibilities under this Section to such individuals, committees of individuals, firms or corporations as it shall determine, in which case such individuals, committees of individuals, firms or corporations shall be named fiduciaries. Such allocations shall be made in writing and shall name the entity to whom the allocation has been made and describe the fiduciary duties allocated to it. A copy of such allocation shall be filed with the Plan Administrator.

     Section 10.04   Employer to Act by Board.  Whenever the Employer is
                     ------------------------
required or authorized to make any appointments, or allocate or delegate any responsibilities, such action may be taken by its Board. Without limiting the generality of the foregoing, the Board may confer upon any individual, committee of individuals, firm or corporation further power to delegate responsibilities.

     Section 10.05   Responsibilities of the Funding Agent.  The Funding Agent
                     -------------------------------------
shall have the following powers and responsibilities:

          (a)  to maintain custody of the Fund;

          (b) to manage and control the investment of the Fund consistent with the funding policy of the Plan, except to the extent that an Investment Manager (or Managers) is appointed;

          (c) to disburse benefits as instructed by the Plan Administrator or his agent under Section 10.02;

          (d) to purchase and sell securities as instructed by an Investment Manager, if any has been appointed;

          (e) to perform any other functions which are specifically allocated to it in the Funding Agreement.

     Section 10.06   Procedure for Named Fiduciaries to Designate Others to
                     ------------------------------------------------------
Carry Out Responsibilities.  Every named fiduciary shall have the power to
- --------------------------
designate such other individual, committee of individuals, firm or corporation as it chooses to carry out some or all of its fiduciary duties. Such designation shall be made in writing, and shall name the entity designated and describe the fiduciary duties. A copy of such designation shall be filed with the Plan Administrator.

     Section 10.07   Limitation of Responsibilities.  The responsibility of the
                     ------------------------------
Employer, Plan Administrator, any Funding Agent, any Investment Manager, or any individuals, committees of individuals, firms or corporations, to which fiduciary responsibilities are allocated, or who are designated to perform fiduciary responsibilities, as provided herein, shall be limited to that expressly granted and, except as may be provided in section 405 of the Employee Retirement Income Security Act of 1974, neither the Employer, Plan Administrator, any Funding Agent, any Investment Manager, nor any such individuals, committees of individuals, firms or corporations shall be responsible except for his, her, its or their own acts or omissions.

                                   ARTICLE 11

                           AMENDMENT AND TERMINATION
                           -------------------------


     Section 11.01   Right to Amend and Terminate.  The Employer hopes and
                     ----------------------------
expects to continue the Plan and the payment of contributions hereunder indefinitely; but such continuance is not assumed as a contractual obligation, and in order to protect both Participants and the Employer against unforeseen contingencies, the Employer expressly reserves the right, by action of its Board, to amend the Plan as to its Participants with the consent of the Board of the Employer, and the Employer expressly reserves the right, by action of the Board, to terminate the Plan or to discontinue contributions completely.

     Section 11.02   Effect of Termination.  Upon the termination or partial
                     ---------------------
termination of the Plan or upon any discontinuance or suspension of contributions constituting a discontinuance, the interest of each Participant in the Fund shall irrevocably vest in him. The Employer shall thereupon direct the Funding Agent to convert the Fund into cash and shall provide for the payment of all liabilities and expenses under the Plan and Funding Agreement. The Employer shall then compute the value of the interest of each Participant and direct the Funding Agent to pay an amount in cash equivalent thereto to such Participant or to his Beneficiary.

     Section 11.03  Impossibility of Diversion of Assets.  Anything in this Plan
                    ------------------------------------
which might be construed to the contrary notwithstanding, it shall be impossible at any time prior to the satisfaction of all liabilities with respect to Participants and Beneficiaries for any funds held by the Funding Agent to be used for, or diverted to, purposes other than for purposes herein stated.

                                   ARTICLE 12

                 SUCCESSOR AND MERGER OR CONSOLIDATION OF PLANS
                 ----------------------------------------------


     Section 12.01   Successor Employer.  In the event of the dissolution,
                     ------------------
merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Funding Agreement will be continued by the successor, and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan.

     Section 12.02   Merger or Consolidation.  In the event of any merger or
                     -----------------------
consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Plan to, a different plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of the Plan, the assets applicable to such Participants shall be transferred only if each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had been terminated). No Funding Agent shall be required to make any such transfer except upon certification of resolutions of the Board of the Employer, or of the board of directors of any new or successor employer of the affected Participants, authorizing such transfer, and upon adequate assurances that such other plan had qualified under section 401(a) and the related trust, if any, was exempt under section 501(a) of the Code. Nothing in this Section 12.02 shall be construed to imply that any merger or consolidation shall constitute a termination or discontinuance of the Plan or that the value of any Participant's benefit after any such merger or consolidation is guaranteed at any specific level.

                                   ARTICLE 13

                                 FUNDING AGENT
                                 -------------


     Section 13.01   Appointment and Transfer of Funds.  To carry out the
                     ---------------------------------
provisions of the Plan, the Employer may at any time provide for the custody and investment of the funds which arise from contributions pursuant to the Plan and for the payment of benefits under the Plan by contract with such insurance company or companies and/or with such trustee or trustees and/or with such other persons as it may from time to time determine. Subject to the provisions of
Section 10.02 hereof, upon the written direction of the Employer, any Funding Agent may be instructed to pay over the funds (less any amount constituting charges and expenses payable therefrom) or such part thereof as the Employer shall specify to another Funding Agent.

     Section 13.02   Successor Funding Agents; Miscellaneous.  The Employer, in
                     ---------------------------------------
its sole and absolute discretion, reserves the right at any time and from time to time to designate a successor Funding Agent or Agents; to enter into and make amendments to such contracts or agreements with Funding Agents as it may deem desirable to accomplish the objectives of the Plan; to provide for the payment thereafter of the contributions hereunder to other or additional Funding Agent or Agents; and to require a Funding Agent to transfer funds arising from contributions pursuant to the Plan to another Funding Agent, provided that the Employer shall have no power to perform any of such actions in such manner as will cause or permit any part of the funds accumulated pursuant to the Plan to be directed to purposes other than for the exclusive benefit of Participants or their Beneficiaries, survivors or estates, retired employees or their Beneficiaries or as will cause or permit any portion of such funds to revert to or become the property of the Employer.

     Section 13.03   Investment.  Any cash or any other property received by the
                     ----------
Funding Agent and held in the Fund shall be invested as soon as and to the extent practicable in Shares or used to pay principal and/or interest on any outstanding Stock Obligation. Any cash or any other property received as a contribution from the Employer for any Plan Year shall be used to make the next regularly scheduled payment of principal and/or interest on any outstanding Stock Obligation. Any cash or other property remaining after such payment shall be invested as soon as and to the extent practicable in Shares. Neither the Employer nor the Funding Agent shall have any responsibility or duty to time any transaction involving Shares in order to anticipate market conditions or changes in stock value, nor shall any such person have any responsibility or duty to sell Shares held in the Fund (or otherwise to provide investment management for Shares held in the Fund) in order to maximize return or minimize loss.

     13.04 Stock Obligations.  The Employer may direct the Funding Agent to
           -----------------
incur Stock Obligations from time to time to effect the acquisition of Shares under the Plan or to repay a prior Stock Obligation. A Stock Obligation shall be for a specific term, shall, if required to bear interest, bear a reasonable rate of interest and shall not be payable on demand except in the event of default. A Stock Obligation may be secured by a pledge of Shares so acquired (or acquired with the proceeds of a prior Stock Obligation which is refinanced with the new Stock obligation). No other Fund assets may be pledged as collateral for a Stock Obligation, and no lender shall have recourse against Fund assets other than any Shares remaining subject to pledge. Any pledge of Shares must provide for the release of Shares so pledged as payments on the Stock Obligation are made by the Funding Agent and such Shares are allocated to Participants' Accounts as provided in Article 5. Repayments of principal and interest (if any) on any Stock Obligation shall be made by the Funding Agent (as directed by the Committee) only from Employer contributions paid in cash to enable the Funding Agent to repay such Stock Obligation, from earnings attributable to such Employer contributions, from any cash dividends received by the Fund on such Shares or through the forgiveness of indebtedness.

                                   ARTICLE 14

                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS
                  --------------------------------------------


     Section 14.01   General.  This Article 14 is intended to impose a
                     -------
limitation on the allocations made to the Accounts of Participants in the Plan required by section 415 of the Code and the Regulations thereunder, the terms of which are specifically incorporated herein. The definitions contained in
Section 14.05 shall apply to all terms used in this Article 14 regardless of any different definitions contained elsewhere in the Plan.

     Section 14.02   Limitation on Contributions.  The total annual contribution
                     ---------------------------
of the Employer hereunder for any fiscal year of the Employer shall not exceed an amount equal to the sum of (1) all amounts deductible in prior fiscal years of the Employer as a result of Employer contributions that were carried forward pursuant to section 404(a)(3) of the Code, up to a maximum of fifteen percent (15%) of the aggregate Compensation of all Participants in the Plan in such fiscal year, and (2) fifteen percent (15%) of the aggregate Compensation of all Participants in the Plan in such fiscal year; provided, however, that such sum shall not exceed twenty-five percent (25%) of the aggregate Compensation of all Participants in the Plan in such fiscal year; and provided further, that such sum plus all Employer contributions to any defined benefit plan maintained by the Employer shall not exceed the greater of (1) twenty-five percent (25%) of the aggregate Compensation of all Participants in this Plan and all beneficiaries of the defined benefit plan in such fiscal year or (2) the amount of contributions necessary to satisfy the minimum funding standard provided by section 412 of the Internal Revenue Code for the Plan Year which ends with or within such fiscal year. Notwithstanding the foregoing, the annual contribution of the Employer for each fiscal year of the Employer shall not be subject to the percentage limitations imposed by this Section 14.02 to the extent that such contribution is applied by the Trustee to the repayment of interest and/or principal due on any Stock Obligation; provided, however, that the amount of such contribution applied to the repayment of principal shall be so applied within the time prescribed by law for filing of the Employer's income tax return for such fiscal year, including any extensions thereof, and shall not exceed twenty-five (25%) of the aggregate Compensation of all Participants in the Plan in such fiscal year.

     Section 14.03   Limitation on Allocations.  Anything to the contrary herein
                     -------------------------
notwithstanding, in no event shall the Annual Additions (as defined in Section
14.05 of the Plan) to a Participant's Accounts hereunder and under any other defined contribution plan maintained by the Employer in any Plan Year exceed the Maximum Permissible Amount. The Maximum Permissable Amount shall be the greater of the lesser of (1) the Limitation Amount, as defined below, or (2) twenty-five percent (25%) of all the Participant's Compensation from the Employer for such Plan Year. The Limitation Amount shall be equal to $30,000 (which amount shall be subject to an annual cost of living adjustment as provided by Treasury Regulations in effect from time to time under section 415 of the Internal Revenue Code) (the "Primary Limitation Amount"), except that for any Plan Year in which no more than one-third (1/3) of the Employer contributions are allocated to participants who are highly compensated employees within the meaning of section 414(q) of the Internal Revenue Code, the Limitation Amount will be equal to the Sum of the Primary Limitation Amount and the lesser of (1) the Primary Limitation Amount, or (2) the value of Shares contributed, or purchased with cash contributed, to the Plan. For purposes of this Section 14.03, Employer contributions used to repay principal and interest on a Stock Obligation shall be treated as a contribution of Shares to the Plan. Any Excess Amount shall be disposed of as provided in Section 14.04 of the Plan.

     Section 14.04  Additional Limitation - Members of Defined Benefit Plan.  In
                    -------------------------------------------------------
the case of any participant who is entitled to benefits due to Employer contributions under a defined benefit plan, in addition to the limitations imposed by Section 14.03 hereof, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for any Plan Year may not exceed 1.0.

     Section 14.05   Disposition of Excess Amount.  If there is an Excess
                     ----------------------------
Amount, it will be disposed of as follows:
          (i) if the participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary;

          (ii) if after the application of paragraph (i), an Excess Amount still exists, and the participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining participants in the next Limitation Year and each succeeding Limitation Year, if necessary. If a suspense account is in existence at any time during the Limitation Year pursuant hereto, it will not participant in the allocation of the investment gains and losses of the Fund.

     Section 14.06   Definitions and Rules.
                     ---------------------

          (a) Annual Additions.  The sum of the following amounts credited to a
              ----------------
participant's Account for the Limitation Year:

              (i)    Employer Contributions;

              (ii)   forfeitures, if any;

              (iii)  Employee Contributions if permitted by the Plan;

              (iv)   amounts described in section 4l5(l)(1) of the Code; and

              (v)    amounts described in section 419A(d)(2) of the Code.

     For this purpose any Excess Amount applied hereunder to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

          (b) Annual Benefit.  A retirement benefit under a defined benefit
              --------------
plan, as defined therein.

          (c) Compensation.  A participant's earned income, wages, salaries and
              ------------
fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of the profits, commissions on insurance premiums, tips, and bonuses) and excluding the following:

              (i) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee or any distributions from a plan of deferred compensation;

              (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

              (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option; and

              (iv) Other amounts which received special tax benefits or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

     Compensation for any Limitation Year is the compensation actually paid or includable in gross income during such year. For Plan Years beginning after December 31, 1988, Compensation shall be limited to $200,000 (unless adjusted in the same manner as permitted under Code section 415(d)).

          (d) Defined Benefit Fraction.  A fraction the numerator of which is
              ------------------------
the sum of the Participant's Projected Annual Benefits under all defined benefit plans, whether or not terminated, maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation in effect for the Limitation Year under section 4l5(b)(1)(A) of the Code or 140% of the Highest Average Compensation.

          (e) Defined Contribution Fraction.  A fraction the numerator of which
              -----------------------------
is the sum of the Annual Additions to the Participant's Account under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code, maintained by the Employer) and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of 125% of the dollar limitation in effect under section 4l5(c)(1)(A) of the Code or 35% of the Participant's Compensation for such year.

          (g) Employer.  The Employer that adopts this Plan and all members of a
              --------
controlled group of corporations (as defined in section 414(b) of the Code, as modified by section 415(h)), commonly controlled trades or businesses (as defined in section 414(c) of the Code, as modified by section 415(h)), or affiliated service groups (as defined in section 414(m) of the Code) of which the Employer is a part.

          (h) Excess Amount.  The excess of the Participant's Annual Additions
              -------------
for the Limitation Year over the Maximum Permissible Amount.

          (i) Highest Average Compensation.  The average Compensation for the
              ----------------------------
three consecutive Years of Vesting Service with the Employer that produces the highest average.

          (j)  Limitation Year.  The Plan Year.
               ---------------

          (k) Projected Annual Benefit.  The annual retirement benefit (adjusted
              ------------------------
to an actuarial equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of a defined benefit plan, assuming (i) the Participant will continue employment until normal retirement age under the Plan (or current age if later) and (ii) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                                   ARTICLE 15

                              TOP-HEAVY PROVISIONS
                              --------------------


     Section 15.01   Top-Heavy Definitions.
                     ---------------------

          (a) Key Employee.  Any Employee or former Employee (and the
              ------------
Beneficiaries of such Employee) who at any time during the determination period was: (i) an officer of the Employer if such individual's annual Compensation exceeds 150% of the dollar limitation under section 4l5(c)(1)(A) of the Code (but no more than 50 employees of the Employer (or, if lesser, the greater of three employees or 10 percent of employees) shall be treated as officers); (ii) an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of such dollar limitation; (iii) a five percent owner of the Employer; or (iv) a one percent owner of the Employer who has an annual Compensation of more than $150,000. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

          (b) Top-Heavy Plan.  This Plan is Top-Heavy if any of the following
              --------------
conditions exist:

              (i) if the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

          (ii) if this Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent;

          (iii) if the Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

     (c)  Top-Heavy Ratio.
          ---------------

          (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Accounts of all Key Employees as of the Determination Date(s) (including any part of any Account distributed in the five-year period ending on the Determination Date(s)) and the denominator of which is the sum of all Accounts (including any part of any Account distributed in the five year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

          (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction the numerator of which is the sum of the Accounts under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s) and the denominator of which is the sum of the Accounts under the aggregated defined contribution plan or plans for all Participants determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

          (iii) For purposes of (i) and (ii) above, the value of Accounts and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The Accounts and accrued benefits of a Participant (A) who is not a Key Employee, but who was a Key Employee in a prior year, (B) who has not received any compensation from the Employer at any time during the five-year period ending on the Determination Date or (C) who has not performed any services for the Employer during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of Accounts and accrued benefits will be calculated with reference to the Determination Date(s) that fall within the same calendar year.

          (d) Super Top-Heavy Plan.  This Plan is a Super Top-Heavy Plan if the
              --------------------
Top-Heavy Ratio exceeds 90%.

          (e) Permissive Aggregation Group.  The Required Aggregation Group of
              ----------------------------
plans, plus any other plans or plans of the Employer which when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

          (f)  Required Aggregation Group.
               --------------------------

               (i) Each qualified plan of the Employer in which at least one Key Employee participates, and

              (ii) Any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of sections 401(a)(4) and 410 of the Code.

          (g) Determination Date.  For any Plan Year subsequent to the first
              ------------------
Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

          (h) Present Value.  Present Value shall be based on the interest and
              -------------
mortality rates specified in any defined benefit plan adopted by the Employer.

          (i) Non Key Employee.  Any employee who is not a key Employee,
              ----------------
including Employees who were formerly key Employees.

          (j) Valuation Date.  The date specified in Section 2.34.
              --------------

     Section 15.02   Effect of Top Heaviness.  If the Plan is a Top-Heavy Plan
                     -----------------------
in any Plan Year, the Plan must satisfy the additional requirements set forth in
Section 15.03 through 15.05 which shall supersede any conflicting provisions in the Plan.

     Section 15.03   Minimum Allocation. In a Plan Year in which the Plan is
                     ------------------
Top-Heavy, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3% of such Participant's Compensation or the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 of the Key Employees' Compensation allocated on behalf of any Key Employee for that year. The minimum allocation shall not be made to the Account of any Participant to the extent that the Participant is covered under any other plan or plans of the Employer and the Employer has provided that the minimum allocation or benefit requirements applicable to Top-Heavy Plans will be made in the other plan or plans.

     The minimum allocation shall be made even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the year because of
(a) the Participant's failure to complete the number of Hours of Service during the Plan Year otherwise required to participate in the allocation of a Employer contribution or (b) the Participant's failure to make any Employee contributions which might be considered mandatory contributions to the Plan or (c) such participant's having Compensation less than a stated amount.

     For purposes of computing the minimum allocation, compensation will mean compensation as defined in Section 14.05.

     The minimum allocation need not be made to any Participant who is not employed by the Employer on the last day of the Plan Year.

     If this Plan is not a Super Top-Heavy Plan, the 3% minimum allocation referred to above shall become a 4% minimum allocation for any Plan Year in which the Employer also maintains a defined benefit plan if such increase is necessary to avoid the application of section 416(h)(l) of the Code relating to special adjustments to section 415 of the Code's limitations for Plans which are Top-Heavy, if the adjusted limitations of section 416(h)(1) would otherwise be exceeded if such minimum allocation were not so increased.

     Section 15.04   Effect of Top-Heaviness; Definition of Compensation.  For
                     ---------------------------------------------------
any Plan Year beginning prior to January 1, 1989 in which the Plan is Top-Heavy, only the first $200,000 (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of a Participant's annual Compensation shall be taken into account for purposes of determining Employer contributions under the Plan. For Plan Years beginning after January 1, 1989, Compensation means the first $200,000 of a Participant's annual compensation (unless adjusted in such manner as permitted under section 415(d) of the Code).

     Section 15.05   Effect of Top-Heaviness; Minimum Vesting Schedules.  For
                     --------------------------------------------------
any Plan Year for which the Plan is Top-Heavy, a Participant who is credited with at least one Hour of Service in such year shall have a nonforfeitable interest to any portion of his Account Balances, except that attributable to Employee Contributions, (including any portion of the Account balance before the effective date of section 416 of the Code and before the Plan became Top-Heavy) equal to the following schedule to the extent that the following schedule produces a greater vested percentage than is otherwise provided in the Plan.


        Years of Vesting Service                          Vested Percentage
        --------------------------                        ------------------
              Less than 3                                         0
              3 or more                                         100%

This section shall not apply to any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy.

     For any subsequent Plan Year in which the Plan is not Top-Heavy, the vesting schedule otherwise provided herein shall apply provided, however, that no reduction in vested benefits may occur by the imposition of such other vesting schedule; and provided further, that any Participant with at least five years of Vesting Service with the Employer at the time the Plan ceases to be Top-Heavy shall be subject to the vesting schedule provided in this Section 15.05.

     Section 15.06  Effect of Super Top-Heaviness; Limitations on Contributions.
                    -----------------------------------------------------------
For any Limitation Year in which the Plan is determined to be a Super Top-Heavy Plan, the definitions of the "Defined Benefit Fraction" and "Defined Contribution Fraction" in Section 14.05 shall be changed by substituting in the denominator of each said fraction "100%" for "125%".

                                   ARTICLE 16

                                 MISCELLANEOUS
                                 -------------


     Section 16.01   Exclusive Benefit.  This Plan shall be for the exclusive
                     -----------------
benefit of Participants and their Beneficiaries and all of the funds held by the Funding Agent shall be exclusively devoted to such purpose. No portion of any such funds shall revert to or become the property of the Employer prior to the termination of the Plan and the satisfaction of all liabilities with respect to Participants and their Beneficiaries.

     Section 16.02   No Right to Continued Employment.  Nothing in this Plan
                     --------------------------------
shall be construed as giving any employee of the Employer the right to be retained in the Employer's employ or the right to any payment whatsoever except to the extent of the benefits provided for in the Plan. The Employer expressly reserves the right to dismiss any employee at any time without liability for the effect which such dismissal might have upon him as a Participant in this Plan.

     Section 16.03   Nonalienation of Benefits.  No benefit at any time under
                     -------------------------
the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or encumbrances of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether presently or thereafter payable, shall be void. No retirement benefit nor the Fund shall in any manner be liable for or subject to the debts or liability of any Employee, participant, former Participant,

Beneficiary or pensioner entitled to any retirement benefit. If the Employee, participant, former Participant, Beneficiary or pensioner shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefit under the Plan or any part thereof, or if by reason of his bankruptcy or other event happening at any time, such benefits would devolve upon anyone else or would not be enjoyed by him, then the Employer, in its discretion, may terminate his interest in any such benefit, and hold or apply it to or for the benefit of such person, his spouse, children, or other dependent or any of them, in such manner as the Employer may deem proper.

     The preceding paragraph shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order or any domestic relations order entered before January 1, 1985.

     Section 16.04   Facility of Payment.  If the Employer shall receive
                     -------------------
evidence satisfactory to it that any person entitled to receive any benefit hereunder is, at the time when such benefit becomes payable, physically, mentally or legally incompetent to receive such benefit and to give a valid receipt therefor and that another individual or institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Employer may cause payment of such benefit to such individual or institution maintaining or having the custody of such person, and the receipt of such individual or institution shall be a valid and complete discharge for the payment of such benefit. If a person dies before cashing any or all of the checks representing a payment or payments due to him under the Plan, such payment or payments so payable to such deceased person shall be made in the discretion of the Employer either to:

               (a) the person or persons who would be entitled to the deceased person's personal property under the laws of the State of Rhode Island (which shall also fix the proportionate interest of such persons) if he had died intestate a resident of Rhode Island at the time for such payment under the provisions of the Plan; or

               (b) such relative or relatives of the deceased person by blood, marriage, or adoption as the Employer may select; or

               (c) the estate of the deceased person.

     Section 16.05   Sufficiency of Fund.  All benefits payable under this Plan
                     -------------------
shall be paid or provided for solely from the funds held by the Funding Agent in accordance with the Plan. The Employer shall not be liable for the payment thereof.

     Section 16.06   Claims Procedure.  Any denial of a claim for benefits under
                     ----------------
the Plan shall be stated in writing by the Employer and delivered or mailed to the Participant or Beneficiary whose claim for benefits has been denied, and shall set forth specific reasons for such denial, written in a manner calculated to be understood by such Participant or Beneficiary. Within sixty (60) days after receiving the notification of such denial, any such Participant or Beneficiary may notify the Employer of his desire for a review of such decision, and in the event of such notification, the Employer shall afford a reasonable opportunity to such Participant or Beneficiary for a full and fair review of the decision denying the claim.

     Section 16.07   Effect of Failure to Qualify.  This Plan is intended to
                     ----------------------------
qualify as a tax-exempt trust under the provisions of section 401 of the Code. This Plan is executed upon, and contributions to this Plan are paid subject to, the express condition precedent that it shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Code and regulations issued thereunder with respect to employee trusts that permit the Employer to deduct, for income tax purposes, the amount of its contributions to the trust. If this Plan shall be held by the Internal Revenue Service not to be qualified, the Plan shall be void and all Employer contributions that were paid and conditioned on qualification of this Plan as amended shall be returned to the Employer within one year after the denial of the qualification of the Plan as amended.

     Section 16.08   Qualified Plan.  The Plan is intended to be "qualified"
                     --------------
under sections 401(a) and 4975(e)(7) of the Code, and any associated trust is intended to comply with all provisions of the Code and Employee Retirement Income Security Act of 1974 relating to such plans and trusts. All questions shall be resolved to be consistent with such intent.

     Section 16.09   Return of Employer Contributions Under Special
                     ----------------------------------------------
Circumstances. Any Employer contribution made under a mistake of fact may be
- -------------
returned to the

Employer within one year of such contribution. Any Employer contribution which is conditioned on the deductibility of such amount under section 404 of the Code may be returned to the Employer to the extent of the amount disallowed within one year after the disallowance of the deduction.

     Section 16.10  Governing Law.  The provisions of the Plan shall be
                    -------------
construed, administered and enforced according to the laws of the State of Rhode Island.

     Section 16.11  Gender and Number.  Words used in the masculine include the
                    -----------------
feminine gender. Words used in the singular or plural shall be construed as if plural or singular, respectively, where they would so apply.

     Section 16.12  Titles.  Titles of articles and notes in margins are
                    ------
inserted for convenience and shall not affect the meaning or construction of the Plan.

                                   ARTICLE 17

                         DIVERSIFICATION OF INVESTMENTS
                         ------------------------------


     Section 17.01   Election By Qualified Participant.
                     ---------------------------------

          (a) Each Qualified participant may elect to direct the Plan, within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period, as to the investment of 25 percent of the value of the Participant's Stock Account. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may elect to direct the Plan as to the investment of 50 percent of the value of the Stock Account. A Participant's right to elect hereunder shall be known as the Diversification Election.

          (b) The number of Shares in the Participant's Account which are subject to the Diversification Election shall be 25 percent of the total number of Shares in the Stock Account on the most recent Valuation Date, minus the number of Shares previously distributed, transferred or diversified pursuant to a prior Diversification Election except that for the last Plan Year in the Qualified Election Period, the percentage of Shares subject to the Diversification Election shall be 50 percent instead of 25 percent. The Employer may round up to the nearest whole integer the number of Shares subject to the Diversification Election.

     Section 17.02  Method of Directing Investment.  The Participant's
                    ------------------------------
Diversification Election shall be provided to the Plan Administrator in writing, shall be effective no later than 180 days after the close of the Plan Year to which the Diversification Election applies, and shall specify which, if any, of the options set forth in
Section 17.03 that the Participant selects.

     Section 17.03   Investment Options.
                     ------------------

          (a) At the election of the Qualified Participant, the Plan shall distribute (notwithstanding section 409(d) of the Code) the portion of the Participant's Account that is covered by the Diversification Election within 90 days after the last day of the period during which the Diversification Election may be made. For this distribution, the Participant does not have the right to demand that the distribution be in Shares. This Section 17.03 shall apply notwithstanding any other provisions of the Plan.

          (b) In lieu of distribution under Section 17.03(a), the Qualified Participant may, pursuant to his Diversification Election, direct the Plan to transfer the portion of the Qualified Participant's Stock Account that is covered by the Diversification Election to another qualified defined contribution plan of the Employer which accepts such transfers, provided that such Plan permits at least 3 different investment options (which are consistent with regulations prescribed by the Secretary) into which the Qualified Participant may direct the investment of the transferred portion of his Stock Account in accordance with the provisions of the qualified defined contribution plan. Such transfer shall be made no later than 90 days after the last day of the period during which the Diversification Election may be made.

     Section 17.04   Exception from Diversification Requirements.
                     -------------------------------------------

          (a) Notwithstanding anything in Article 17 of the Plan to the contrary, if the fair market value, determined on the Valuation Date of the Plan immediately preceding the first day on which a Qualified Participant is eligible to make a Diversification Election, of the Shares acquired by or contributed to the Plan, and allocated to a Qualified Participant's Stock Account, is $500 or less, then such Shares will not be subject to the Diversification Election. For purposes of determining whether the $500 is exceeded, all Shares held by Plans defined in sections 4975(e)(7) and 409 of the Code that are maintained by the Employer shall be considered to be one Plan.

          (b) If the $500 amount in (a) above is exceeded, then all Shares allocated to a Qualified Participant's Stock Account shall be eligible for the Diversification Election.


                                             CORNUCOPIA NATURAL FOODS, INC.


Dated: 11/1/88                                   /s/ Steven Townsend
       --------------------------            -----------------------------------
                                             Steven Townsend
                                             Its Vice President

                              1989-1st Amendment

                                      to

                      The Cornucopia Natural Foods, Inc.

                         Employee Stock Ownership Plan


     The Cornucopia Natural Foods, Inc. Employee Stock Ownership Plan is hereby amended effective November 1, 1988 as set forth below:

     1. Section 2.15(b) is amended by replacing the last sentence therein with the following new last sentence:
     "Such hours shall be credited pursuant to section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by reference;"

     2.   Section 2.19, Normal Retirement Age, is hereby deleted and replaced
                        ---------------------
with the following new Section 2.19:
     "Section 2.19 Normal Retirement Age.  The earliest to occur of the
                   ---------------------
following:
               a. the date a Participant reaches age 65 and has 5 Years of Vesting Service; or

               b.   the latest of:

                    i.    the date a participant reaches age 65;

                    ii. in the case of a Participant who commences participation in the Plan after his 60th birthday, the 5th anniversary of his participation in the Plan; or

                    iii. in the case of a Participant who commences participation in the Plan before his 60th birthday, the 10th anniversary of his participation in the Plan."

     3.   Section 15.01(f) is hereby deleted and replaced with the following:

             (f)  Required Aggregation Group.

                  (i) Each qualified plan, including terminated plans, of the Employer in which at least one Key Employee participates (in the Plan Year containing the determination date or any of the four preceding Plan Years), and

                  (ii) Any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of sections 410(a) (4) and 410 of the Code.

     4.   Section 15.03, Minimum Allocation, is amended by adding a new last
                         ------------------
sentence to the first paragraph as follows:

     "In the event the percentage allocated to a Key Employee for a year in which the Plan is Top-Heavy is less than 3%, then amounts contributed as a result of a salary reduction agreement, if any, will be included in determining the percentage contributed on behalf of any Key Employee."

Adopted and approved this 30th day of October, 1989.


                                     CORNUCOPIA NATURAL FOODS, INC.



                                     By   /s/ Steven Townsend
                                          -------------------
                                          Steven Townsend
                                          Its Vice President

                        CORNUCOPIA NATURAL FOODS, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN


                                AMENDMENT NO. 2
                                ---------------

     THIS AMENDMENT, hereby made and entered into this 13th day of January, 1995 by CORNUCOPIA NATURAL FOODS, INC. (the "Employer").

     WHEREAS, the Employer established the above-titled Plan by an instrument dated November 1, 1988;

     WHEREAS, the Employer previously amended the Plan by an instrument dated November 15, 1993;

     WHEREAS, the Employer desires to incorporate in this amendment provisions required by changes to the Internal Revenue Code;

     WHEREAS, under Section 11.01 of the Plan, the Employer has the right to amend the Plan by action of its Board of Directors.

     NOW THEREFORE, the Employer hereby amends the plan as follows:

     1.   The following Section 7.10 is added:

          7.10 DIRECT ROLLOVER

               (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (b) For purposes of this Section the following definitions shall apply:

     (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a) (9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (2) An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
           Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

     (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

     (4) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

(c)  No direct rollovers or other rollovers shall be permitted into this Plan.

(d) If a distribution is one to which Section 401(a) (11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under
           Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

           (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

           (2) the Participant, after receiving the notice, affirmatively elects a distribution.

2.   The following is added to the end of Section 2.06:

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provisions of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code
Section 401 (a) (17) (B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a) (17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                                    CORNUCOPIA NATURAL FOODS, INC.


                                    By:   /s/ Steven Townsend
                                          -------------------
                                          CEO Treasurer

                        CORNUCOPIA NATURAL, FOODS, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN


                                AMENDMENT NO. 3
                                ---------------


     THIS AMENDMENT is made and entered into this 16th day of June, 1995, by CORNUCOPIA NATURAL FOODS, INC. (the "Employer").

     WHEREAS, the Employer established the above-titled Plan by instrument dated November 1, 1988; and

     WHEREAS, the Employer previously amended the Plan by instruments dated November 15, 1993 and January 13, 1995; and

     WHEREAS, the Employer desires to further amend the Plan as set forth herein; and

     WHEREAS, under Section 11.01 of the Plan, the Employer reserved the right to amend the Plan by action of its Board of Directors.

     NOW THEREFORE, the Employer hereby amends the Plan, effective November 1, 1994, as follows:

     1.   Article 18 is added to the Plan as follows:


                                  ARTICLE 18
                            PARTICIPATING EMPLOYERS

Section 18.01  Adoption By Other Employers.
               ---------------------------

     Notwithstanding any provision of the Plan to the contrary, with the consent of the Employer, any other corporation which is a member of the same controlled group of corporations (within the meaning of (S) 409(1) (4) of the Code) may adopt this Plan and become, with the Employer, a Participating Employer hereunder by a written instrument evidencing said intent.


Section 18.02  Conditions of Participation.
               ---------------------------

     (a) The Trustees shall commingle, hold and invest all contributions made by Participating Employers as a single Fund.

     (b) The transfer of any Employee from or to any Participating Employer shall not affect any of such Employee's rights under the Plan, and his accumulated service time with the transferor or predecessor and his length of participation in the Plan shall continue to his credit. Following the transfer, the Participating Employer to which the Employee is transferred shall be obligated with respect to such Employee in the same manner as the Participating Employer from which the Employee was transferred.

     (c) For purposes of allocating contributions and forfeitures, all Participating Employers shall be considered a single Employer, and all Participants shall be considered to be Employees of such Employer.

     (d) For purposes of service credit for eligibility and vesting, credit shall be given only for service after the Participating Employer becomes a member of the controlled group (within the meaning of (S) 409(1) (4) of the Code) of which the Employer is a member.

     (e) Contributions to the Plan shall be determined by the Employer, and each Participating Employer shall separately contribute a percentage thereof determined by the ratio that the Compensation (as determined under Article
   14) of Participants employed by the Participating Employer bears to the total Compensation (similarly determined) of all Participating Employers.

     (f) Each Participating Employer shall be deemed to have irrevocably designated the Employer as its agent with respect to its relation with the Trustees and Plan Administrator.

     (g) Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

Section 18.03  Discontinuance Of Participation.
               -------------------------------

     A Participating Employer may discontinue or revoke its participation in the Plan at any time by written notice to the Employer. At the time of any such discontinuance or revocation, satisfactory evidence thereof, and of any conditions imposed by the Employer with respect to the discontinuance shall be delivered to the Trustees.


Section 18.04  Plan Administrator's Authority.
               -------------------------------

     The Plan Administrator shall have authority to make any and all rules or regulations necessary to effectuate the purpose of this Article.


     IN WITNESS WHEREOF, the Employer has executed this Amendment No. 3 by its duly authorized officer the day and year first above written, effective as of November 1, 1994.


                                    CORNUCOPIA NATURAL FOODS, INC.


                                    By /s/ Steven Townsend
                                       -------------------

                         CORNUCOPIA NATURAL FOODS, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN


                                AMENDMENT NO. 4
                                ---------------

     THIS AMENDMENT, hereby made and entered into this 31st day of October, 1995 by CORNUCOPIA NATURAL FOODS, INC. (the "Employer").

     WHEREAS, the Employer established the above-titled Plan by an instrument dated November 1, 1988;

     WHEREAS, the Employer previously amended the Plan by instruments dated November 15, 1993, January 13, 1995, and June 16, 1995;

     WHEREAS, the Employer desires to further amend the Plan as set forth herein;

     WHEREAS, under Section 11.01 of the Plan, the Employer has the right to amend the Plan by action of its Board of Directors.

     NOW THEREFORE, the Employer hereby amends the plan as follows:

     1. Section 7.04 (a), (b) and (c), regarding payment of the vested portion of the Accounts of a Participant, is amended in its entirety to read as follows:

          (a) Unless a Participant elects (b) or (c) below, benefits shall be distributed in the form of a single lump sum payment, payable as soon as reasonably practical following the event (i.e. termination of employment, death, or disability) to which the distribution relates. The amount paid for the Shares in the Participant's Accounts shall be determined pursuant to Section 7.08 as of the Valuation Date preceding each payment, except that, in the case of a distribution to a "disqualified person" as defined in Section 4975(e)(2) of the Code, valuation shall be determined as of the date of the transaction.

          (b) A Participant whose vested Accounts exceed $3,500 may elect on a form to be provided to the Participant at the time of the Participant's separation from service to receive payment of benefits (i) in one lump sum amount to be made at the end of a 5 year period, or (ii) in substantially equal annual installments over 5 years. In either case the fair market value of the Shares shall be determined as described in (a) above.

          (c) A Participant whose vested Accounts exceed $3,500 may elect on a form to be provided to the Participant at the time of the Participant's separation from service to have the Shares in his Account repurchased by Employer at the fair market value determined as described in (a) above. The proceeds from the sale of the Shares will be invested by the Trustees in a segregated account solely for the benefit of the Participant. The Trustees shall choose investments which maximize safety of principal. Payments from the segregated account to the Participant shall be made in accordance with the method set forth in (b) above as elected by the Participant.

     2. Section 7.05(e), regarding payment when a Participant who has previously received distribution in the form of shares puts those shares back to the Employer, is amended to read in its entirety as follows:

          (e) If the distribution of Shares to the Participant is a total distribution of the balance in his Accounts, then payments determined under
Section 7.08 pursuant to the exercise of the put option shall be made in the Employer's discretion (determined on a uniform nondiscretionary basis) under terms that shall be reasonable, and in no event less favorable to the Participant than five substantially equal annual payments. Payment shall begin not later than 30 days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.


                                      CORNUCOPIA NATURAL FOODS, INC.



                                      By: /s/ Steven Townsend
                                          -----------------------
                                          Chief Financial Officer


TJM:25264.1:AD1

                         CORNUCOPIA NATURAL FOODS, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN


                                AMENDMENT NO. 5
                                ---------------


     THIS AMENDMENT, is made and entered into this 25th day of July, 1996 by United Natural Foods, Inc., formerly known as Cornucopia Natural Foods, Inc. (the "Employer").

     WHEREAS, the Employer established the above-titled Plan by an instrument dated November 1, 1988; and

     WHEREAS, the Employer previously amended the Plan by instruments dated November 15, 1993, January 13, 1995, June 10, 1995, and October 31, 1995; and

     WHEREAS, the Employer desires to further amend the Plan as set forth herein; and

     WHEREAS, under Section 11.01 of the Plan, the Employer has the right to amend the Plan by action of its Board of Directors.

     NOW THEREFORE, the Employer hereby amends the Plan as follows:

     1. The name of the Plan shall be "United Natural Foods, Inc. Employee Stock Ownership Plan," and throughout the Plan the name "United Natural Foods, Inc." shall be substituted for each reference to "Cornucopia Natural Foods, Inc."

     2.   Section 2.11 of the Plan is amended to read as follows:

          Section 2.11  Entry Date.  The first day of each May and November
                        ----------
          through 1995. The first day of May, August and November, 1996. The first day of February and August for 1997 and succeeding years; except, however, that solely with respect to employees of Mountain Peoples' Warehouse Incorporated and NutraSource, Inc., March 1, 1996 shall also constitute an Entry Date.

3.   Section 2.24 of the Plan is amended to read as follows:

     2.24  Plan Year.  For the period from the Effective Date through October
           ---------
     31, 1995, the twelve consecutive month period beginning November 1 and ending October 31; for any period commencing on or after August 1, 1996, the twelve consecutive month period beginning August 1 and ending July 31; and the nine consecutive month period from November 1, 1995 through July 31, 1996.

4.   Section 2.34 of the Plan is amended to read as follows:

     2.34  Valuation Date.  October 31 of each Plan Year through October 31,
           --------------
     1995; thereafter, July 31 of each Plan Year.

5.   Section 2.35 of the Plan is amended to read as follows:

     Section 2.35 Year of Eligibility Service.  An annual period during which an
                  ---------------------------
     Employee has 1,000 or more Hours of Service with the Employer beginning on the date the Employee first performs an Hour of Service. Subsequent annual periods are Plan Years beginning with the Plan Year that includes the Employee's first anniversary date; provided, however, that an Employee whose initial eligibility computation period includes November 1, 1995 and who fails to complete 1,000 or more Hours of Service in said initial period, shall be credited with a Year of Eligibility Service for the twelve consecutive month period from November 1, 1995 through October 31, 1996 as if such period were a Plan Year.

     Notwithstanding any other provision of the Plan to the contrary, solely for purposes of determining eligibility to participate in the Plan, employees of Sunsplash Market, Inc. and Rainbow Natural Foods, Inc. shall be credited with Hours of Service for periods of employment with their respective employers prior to the date of their inclusion within the controlled group of corporations of which United Natural Foods, Inc. is a part, as if said employers were Participating Employers under the Plan.

6.   Section 2.36 of the Plan is amended to read as follows:

     Section 2.36 Year of Vesting Service.  A Plan Year during which an Employee
                  -----------------------
     has 1,000 or more Hours of Service with the Employer; provided, however, that an Employee with 1,000 or more Hours of Service for the twelve consecutive month period from November 1, 1995 through October 31, 1996, shall be credited with a full Year of Vesting Service in addition to any service required to be credited for vesting purposes for the Plan Year beginning August 1, 1996.

7. Section 5.01 of the Plan shall be amended by deleting the last sentence thereof and substituting therefor the following:

     Notwithstanding the foregoing, no allocation shall be made pursuant to this
     Section 5.01 to the Stock or Investment Account of a Participant who was not a Participant on the last day of the Plan Year, and who did not complete 1,000 or more Hours of Service in the Plan Year or, with respect to the short Plan Year from November 1, 1995 through July 31, 1996, 400 Hours of Service for Employees of Mountain Peoples' Warehouse Incorporated and NutraSource, Inc., and 750 Hours of Service for all other Participants.

8. Section 6.03 entitled "Occurrence of Forfeitures" shall be amended in its entirety to read as follows:

     Section 6.03 Occurrence of Forfeitures.  When a Participant who has no
                  -------------------------
     vested interest in the Plan terminates employment and incurs a Break in Service, the former Participant shall be deemed to have received a distribution of his entire vested interest on the last day of the Plan Year in which the former Participant incurs a Break in Service, and the nonvested portion shall be treated as a forfeiture. Nonvested former Participants whose interests in the Plan were not previously forfeited shall suffer a forfeiture of their nonvested interests in the Plan as of July 31, 1996 if they incurred a Break in Service in the Plan Year then ended. If a former Participant is deemed to receive a distribution pursuant to this Section 6.03, and the former Participant resumes employment under the Plan before the Participant incurs five consecutive Breaks in Service, upon the reemployment of such former Participant, his interest in the Plan will be restored to the amount on the date of such deemed distribution. The source for such reinstatement shall first be any forfeitures during the Plan Year. If such source is insufficient, the Employer shall contribute an amount which is sufficient to restore any such forfeited amounts.

9. Section 14.03 of the Plan is amended by deleting the second to last sentence thereof and substituting therefor the following:

     The Limitation Amount shall be equal to $30,000 (which amount shall be subject to an annual cost of living adjustment as provided by Treasury Regulations in effect from time to time under Section 415 of the Internal Revenue Code) (the "Primary Limitation Amount"), except that for any Plan Year in which no more than one-third (1/3) of the Employer contributions are allocated to Participants who are highly compensated employees within the meaning of Section 414(q) of the Internal Revenue Code, the Limitation Amount will not apply to forfeitures, nor to any Employer contributions used to repay interest on a Stock Obligation.

10.  Section 14.06 (j) of the Plan is amended to read as follows:

     (j) Limitation Year.  For the period ending October 31, 1995 and the period
         ---------------
     commencing August 1, 1996, the Limitation Year shall be the Plan Year. The nine month period from November 1, 1995 through July 31, 1996 shall constitute a separate limitation period, in which the Limitation Amount as defined in Section 14.03 shall be equal to $22,500.

     IN WITNESS WHEREOF, the Employer has executed this Fifth Amendment the day and year first above written.


                                    UNITED NATURAL FOODS, INC.



                                    By: /s/ Steven Townsend
                                        --------------------
                                    Its: Chief Financial Officer
                                        ------------------------